Exhibit 10.27

[***] — Certain information in this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT

This Amendment, dated as of December 30, 2008, is made by and between Heska Corporation, a Delaware corporation (“Heska”), Diamond Animal Health, Inc., an Iowa corporation (“Diamond”) (each of Heska and Diamond may be referred to herein individually as a “Borrower” and collectively as the “Borrowers”), and Wells Fargo Bank, National Association, operating through its Wells Fargo Business Credit operating division (the “Lender”).

Recitals

The Borrowers and the Lender are parties to a Third Amended and Restated Credit and Security Agreement dated as of December 30, 2005 (as amended to date and as the same may be hereafter amended from time to time, the “Credit Agreement”).

The Borrowers have requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.             Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.  In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

“Prepayment Factor” means one percent (1%).

2.             Inventory Cap. The figure “$7,500,000” in clause (iii) of the definition of “Borrowing Base” is replaced by the figure “$6,500,000”.

3.             Spread. Section 2.7 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Section 2.7           Spread.  The spread (the “Spread”) means two and one-half percent (2.5%).”

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

4.             Audit Fees. Section 2.9(b) of the Credit Agreement is hereby amended to read it its entirety as follows:

“(b)         Audit Fees. The Borrowers shall pay the Lender fees in connection with any collateral exams, audits or inspections conducted by or on behalf of the Lender of any Collateral or the Borrowers’ operations or business at the rates established from time to time by the Lender as its collateral exam fees (which fees are currently $125 per hour per collateral examiner), together with all actual out-of-pocket costs and expenses incurred in conducting any such collateral examination or inspection; provided, however, that so long as no Default Period exists and average Availability (computed on a 90-day rolling average basis, as reasonably determined by the Lender) exceeds $1,750,000 the Lender will not demand reimbursement for more than three such collateral exams in any calendar year.”

5.             Financial Covenants.  Sections 6.12 and 6.13 of the Credit Agreement are hereby amended to read in their entireties as follows:

“Section 6.12 Minimum Capital. Heska will maintain, on a consolidated basis, as of each date listed below, its Capital at an amount not less than the amount set forth opposite such date:

Date	Minimum Capital
December 31, 2008	[***]
January 31, 2009	[***]
February 28, 2009	[***]
March 31, 2009	[***]
April 30, 2009	[***]
May 31, 2009	[***]
June 30, 2009	[***]
July 31, 2009	[***]
August 31, 2009	[***]
September 30, 2009	[***]
October 31, 2009	[***]
November 30, 2009	[***]
December 31, 2009	[***]

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

The covenant levels for January 31, 2009 through and including December 31, 2009 shall be adjusted upwards or downwards, respectively on a dollar-for-dollar basis, by an amount equal to the amount by which Heska’s Capital, as evidenced by Heska’s audited balance sheet as of December 31, 2008, is greater than or less than [***]; provided, however, that any such downward adjustment shall not exceed $500,000.

Section 6.13 Minimum Net Income. Heska will achieve, on a consolidated basis, during each period described below, Net Income in an amount not less than the amount set forth opposite such period (amounts in parentheses denote negative numbers):

Period	Minimum Net Income
Twelve months ending December 31, 2008	[***]
Three months ending March 31, 2009	[***]
Six months ending June 30, 2009	[***]
Nine months ending September 30, 2009	[***]
Twelve months ending December 31, 2009	[***]

6.             Elimination of $2,000,000 Stock Repurchase Basket. Section 7.5 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Section 7.5           Dividends. Such Borrower will not declare or pay any dividends (other than dividends payable solely in stock of such Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly; provided, however, that so long as no Default Period then exists or would occur immediately following or as a result of such action, (a) any Borrower that is a Subsidiary of Heska may pay dividends to Heska so long as such Subsidiary’s Tangible Net Worth both before and after such dividend equals or exceeds $100,000; and (b) Heska may repurchase capital stock of Heska held by any employee provided Heska is required to do so pursuant to any employee equity subscription agreement, stock ownership plan or stock option agreement in effect from time to time; and provided further that the aggregate price paid for all such repurchased, redeemed, acquired or retired capital shall not exceed $100,000 during any fiscal year.  Notwithstanding the foregoing, the exercise of stock options for the purchase of Heska’s capital stock shall not, by means of any deemed repurchase of shares as a result of a cashless exercise or otherwise, cause a breach of this Section 7.5.”

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

7.             Capital Expenditures. Section 7.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Section 7.10 Capital Expenditures. The Borrowers, together with any Affiliates, will not incur or contract to incur, in the aggregate, Capital Expenditures in the aggregate during the fiscal year-to-date period ending on any date described below in excess of the amount set forth opposite such date:

Period	Maximum Capital Expenditures
December 31, 2008	[***]
January 31, 2009	[***]
February 28, 2009	[***]
March 31, 2009	[***]
April 30, 2009	[***]
May 31, 2009	[***]
June 30, 2009	[***]
July 31, 2009	[***]
August 31, 2009	[***]
September 30, 2009	[***]
October 31, 2009	[***]
November 30, 2009	[***]
December 31, 2009	[***]

In addition to the foregoing, the amounts set forth above shall be adjusted upward on a dollar-for-dollar basis by the amount allocated for such purpose in accordance with Section 2.22, from the date of such increase through the end of the fiscal year in which such increase occurs.”

8.             Compliance Certificate. Exhibit B to the Credit Agreement is replaced in its entirety by Exhibit A to this Amendment.

9.             No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

10.           Waiver of Defaults.  The Borrowers are in default of Section 6.12 of the Credit Agreement as of November 30, 2008 (the “Existing Default”).  Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Existing Default.  This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrowers to any other or further waiver in any similar or other circumstances.  The Borrowers acknowledge that, from December 1, 2008 through and including the date of this Amendment, the Obligations will bear interest at a portion of the Default Rate equal to two and one-half percent (2.5%) above the otherwise-applicable interest rate.

11.           Waiver and Amendment Fee.  The Borrower shall pay to the Lender as of December 31, 2008, a fully earned, non-refundable fee of $50,000 in consideration of the Lender’s execution of this Amendment.

12.           Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with the following, each in form and substance acceptable to the Lender in its sole discretion:

(a)           A Certificate of Authority of the Borrowers certifying as to the resolutions of the boards of directors of the Borrowers approving the execution and delivery of this Amendment.

(b)           Such other matters as the Lender may require.

13.           Representations and Warranties. The Borrowers hereby represent and warrant to the Lender as follows:

(a)           The Borrowers have all requisite power and authority to execute this Amendment and the Replacement Notes and to perform all of its obligations hereunder, and this Amendment and the Replacement Notes have been duly executed and delivered by the Borrowers and constitute the legal, valid and binding obligation of the Borrowers, enforceable in accordance with their terms.

(b)           The execution, delivery and performance by the Borrowers of this Amendment and the Replacement Notes have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrowers, or the articles of incorporation or by-laws of the Borrowers, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected.

(c)           All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

14.           No Other Waiver. Except as specifically set forth in paragraph 10, the execution of this Amendment and acceptance of the Replacement Notes and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the

Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

15.           Release. The Borrowers hereby absolutely and unconditionally release and forever discharge the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

16.           Costs and Expenses. The Borrowers hereby reaffirm their agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrowers hereby agree that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrowers, make a loan to the Borrowers under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

17.           Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

HESKA CORPORATION		DIAMOND ANIMAL HEALTH, INC.

By	/s/ Jason Napolitano	By	/s/ Jason Napolitano
Its	Chief Financial Officer		Its	Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	[***]
[***], Vice President

Exhibit A to First Amendment

Compliance Certificate

To:

Wells Fargo Business Credit

Date:                                          , 2008

Subject:                                                     Heska Corporation
Financial Statements

In accordance with our Third Amended and Restated Credit and Security Agreement dated as of December 30, 2005 (the “Credit Agreement”), attached are the financial statements of Heska Corporation (“Heska”) as of and for                                 , 20       (the “Reporting Date”) and the year-to-date period then ended (the “Current Financials”). All terms used in this certificate have the meanings given in the Credit Agreement.

I certify that, to the best of my knowledge, the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrowers’ financial condition and the results of its operations as of the date thereof.

Events of Default. (Check one):

☐                                    The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

☐                                    The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

I hereby certify to the Lender as follows:

☐                                    The Reporting Date does not mark the end of one of the Borrowers’ fiscal quarters, hence I am completing all paragraphs below except paragraph 4.

☐                                    The Reporting Date marks the end of one of the Borrowers’ fiscal quarters, hence I am completing all paragraphs below.

Financial Covenants. I further hereby certify as follows:

1.             Accounts Payable.  Pursuant to Section 6.5 of the Credit Agreement, as of the Reporting Date, Past Due Payables on a consolidated basis was $                                  , which ☐ satisfies ☐ does not satisfy the requirement that the Borrowers have no Past Due Payables.

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

2.             Minimum Capital. Pursuant to Section 6.12 of the Credit Agreement, as of the Reporting Date, Heska’s Capital was, on a consolidated basis, $                                  , which ☐ satisfies ☐ does not satisfy the requirement that such amount be not less than $                           on the Reporting Date, as set forth in the table below and adjusted, if applicable, in accordance with Section 6.12:

Date	Minimum Capital
December 31, 2008	[***]
January 31, 2009	[***]
February 28, 2009	[***]
March 31, 2009	[***]
April 30, 2009	[***]
May 31, 2009	[***]
June 30, 2009	[***]
July 31, 2009	[***]
August 31, 2009	[***]
September 30, 2009	[***]
October 31, 2009	[***]
November 30, 2009	[***]
December 31, 2009	[***]

The covenant levels for January 31, 2009 through and including December 31, 2009 shall be adjusted upwards or downwards, respectively on a dollar-for-dollar basis, by an amount equal to the amount by which Heska’s Capital, as evidenced by Heska’s audited balance sheet as of December 31, 2008, is greater than or less than [***]; provided, however, that any such downward adjustment shall not exceed $500,000.

3.             Minimum Net Income.  Pursuant to Section 6.13 of the Credit Agreement, as of the Reporting Date, Heska’s Net Income was, on a consolidated basis, $                                  , which ☐ satisfies ☐ does not satisfy the requirement that such amount be no less than $                             on the Reporting Date, as set forth in the table below:

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Period	Minimum Net Income
Twelve months ending December 31, 2008	[***]
Three months ending March 31, 2009	[***]
Six months ending June 30, 2009	[***]
Nine months ending September 30, 2009	[***]
Twelve months ending December 31, 2009	[***]

4.             Minimum Liquidity.  Pursuant to Section 6.14 of the Credit Agreement, as of the Reporting Date, Heska’s Liquidity was, on a consolidated basis, $                                  , which ☐ satisfies ☐ does not satisfy the requirement that such amount be no less than $1,500,000 on the Reporting Date.

5.             Minimum Individual Book Net Worth.  Pursuant to Section 6.15 of the Credit Agreement, as of the Reporting Date, Heska’s Book Net Worth was $                                   and Diamond’s Book Net Worth was $                         , which ☐ satisfies ☐ does not satisfy the requirement that such amounts be no less than zero on the Reporting Date.

6.             Maximum Contributions.  Pursuant to Section 7.4(a)(v) of the Credit Agreement, as of the Reporting Date, Heska’s fiscal year-to-date aggregate contributions to non-Borrower Subsidiaries was $                                  , which ☐ satisfies ☐ does not satisfy the requirement that such amounts be no more than $700,000 during any fiscal year.

7.             Capital Expenditures.  Pursuant to Section 7.10 of the Credit Agreement, for the fiscal year-to-date period ending on the Reporting Date, Heska’s Capital Expenditures were, in the aggregate and on a consolidated basis, $                               which ☐ satisfies ☐ does not satisfy the requirement that such amount be not more than $                               during the period ending on the Reporting Date, as set forth in the table below and adjusted, if applicable, in accordance with Section 7.10:

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Period	Maximum Capital Expenditures
December 31, 2008	[***]
January 31, 2009	[***]
February 28, 2009	[***]
March 31, 2009	[***]
April 30, 2009	[***]
May 31, 2009	[***]
June 30, 2009	[***]
July 31, 2009	[***]
August 31, 2009	[***]
September 30, 2009	[***]
October 31, 2009	[***]
November 30, 2009	[***]
December 31, 2009	[***]

Attached hereto are all relevant facts in reasonable detail to evidence the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

HESKA CORPORATION

By
Its